Dreyfus
Growth Opportunity Fund, Inc.
SEMIANNUAL REPORT August 31, 1999
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.
   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value
Year 2000 Issues (Unaudited)
The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
                                 THE FUND
                             2   Letter from the President
                             3   Discussion of Fund Performance
                             6   Statement of Investments
                            11   Statement of Assets and Liabilities
                            12   Statement of Operations
                            13   Statement of Changes in Net Assets
                            14   Financial Highlights
                            15   Notes to Financial Statements
                                 FOR MORE INFORMATION
                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                  Growth Opportunity Fund, Inc.
LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present this semiannual report for Dreyfus Growth Opportunity Fund, Inc. covering the six-month period from March 1, 1999 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M.Ghriskey.
The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average, the broader
S&   P    500    Index    and    the    technology-laden    NASDAQ    Index.
Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. This has helped narrow the valuation gap that had developed over the past several years between the growth and value
sectors    of    the    stock    market.
We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation  in  Dreyfus  Growth  Opportunity  Fund,  Inc.
Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE
Timothy M. Ghriskey, Senior Portfolio Manager
How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark For the six-month period ended August 31, 1999, Dreyfus Growth Opportunity Fund, Inc. produced a total return of 5.04%.(1) This compares with a return of 7.32% for the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index, for the same period.(2)
We attribute our modest underperformance to the restructuring of the portfolio, which occurred late last fall. At that time, we shifted the fund's focus away from a pure value fund to represent more of a blended fund -- including both value and growth stocks. While these changes held back performance during the reporting period, we believe they will better position the fund going forward. What is the fund's investment approach?
The fund invests in growth and value stocks, including stocks that exhibit characteristics of both investment styles. We begin with a proprietary computer model that identifies suitable candidates for the fund. We then reduce that list of names by conducting fundamental research, and meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams, or positive changes in the company's corporate structure or market perception. What other factors influenced the fund's performance?
The last six months have been characterized by stronger than expected economic growth in the U.S. and overseas economies, which contributed to fears among investors that the rate of inflation might accelerate from prevailing low levels. These concerns prompted the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999.
                                                             The Fund

In April, a confluence of factors -- particularly improving economies in many emerging market countries -- caused a shift in market sentiment away from highly valued domestic large-cap growth stocks toward a broader group of companies, including those selling at attractive prices relative to their earnings. The major beneficiaries of the shift toward value were deep cyclical-type stocks, including many chemical, paper, metal, energy and capital goods companies. By the end of the period, however, the value rally appeared to have at least temporarily ended, largely due to the market' s re-focus on the technology sector.
The portfolio has recently focused on the technology sector, which is where we have produced the greatest gains. In particular, we enjoyed significant returns from some of the stocks that have continued to fuel the performance of the S&P 500, including Microsoft, Intel, Cisco Systems and International Business Machines. However, not all of our technology holdings performed well. For example, our investments in Compaq Computer held back the fund's performance due to disappointing earnings. In addition, At Home, an Internet service provider, produced lackluster returns due to potential competition within its cable TV-delivered Internet space. Storage Technology, a data storage and hardware equipment maker, suffered in large part because of a change in its distribution agreement with International Business Machines. In all three of these cases, we sold the stock.
In addition, energy and basic materials stocks contributed positively to the fund' s performance. Energy stocks benefited from an increase in oil prices during the period, while basic materials companies benefited from the shift toward economically sensitive stocks in mid-April. What's more, several of the fund' s energy and basic materials holdings reported strong gains because of acquisitions made during the period, which resulted in significant cost-cutting measures. Examples include BP Amoco, A.D.R. (formerly British Petroleum), which benefited from its recent acquisitions of Amoco and Atlantic Richfield; and Alcoa, a company that realized gains from its acquisition of Reynolds Metals. Other strong performers in these areas include Mobil, International Paper, and du Pont (E.I.) de Nemours.

While the healthcare sector as a whole performed relatively poorly, our security selection strategy within this sector produced positive returns for the fund. Examples include Columbia/HCA Healthcare, an owner and manager of hospitals; Warner-Lambert, a pharmaceutical company whose success is linked to its new cholesterol-reducing drug, Lipitor; and Allergan, largely a biotechnology company.
What is the fund's current strategy?
We have been encouraged by the stock market environment so far in 1999, and are pleased with the number of positive investment opportunities that we have been able to uncover. In our view, today's stock market is characterized by record numbers of cash flows into mutual fund investments and an increased demand for stocks by an ever-growing investment community. We believe that environment has proved opportune for the fund's move to broaden its emphasis by including stocks that employ both value AND growth types of investing.
September 14, 1999
(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.
                                                             The Fund



STATEMENT OF INVESTMENTS
August 31, 1999 (Unaudited)
COMMON STOCKS--99.6%                                                                            Shares                  Value ($)
AEROSPACE & DEFENSE--.2%
Lockheed Martin                                                                                  30,200                1,117,400
CONSUMER DURABLES--1.7%
Black & Decker                                                                                   41,700                2,194,462
Ford Motor                                                                                       51,300                2,674,013
General Motors                                                                                   27,900                1,844,887
Newell Rubbermaid                                                                                26,400                1,082,400
                                                                                                                       7,795,762
CONSUMER NON-DURABLES--6.2%
Anheuser-Busch Cos.                                                                              33,000                2,541,000
Coca-Cola                                                                                       102,600                6,136,763
Gillette                                                                                         49,000                2,284,625
Kimberly-Clark                                                                                   22,600                1,286,788
PepsiCo                                                                                         115,900                3,955,087
Philip Morris Cos.                                                                              102,700                3,844,831
Procter & Gamble                                                                                 59,000                5,855,750
Unilever, A.D.R                                                                                  23,700                1,632,337
                                                                                                                      27,537,181
CONSUMER SERVICES--5.1%
Cendant                                                                                         155,000  (a)           2,780,312
Clear Channel Communications                                                                     35,100  (a)           2,459,194
Comcast, Cl. A                                                                                   33,100                1,079,887
Disney (Walt)                                                                                    85,700                2,378,175
King World Productions                                                                           63,200  (a)           2,409,500
McDonald's                                                                                       86,000                3,558,250
MediaOne Group                                                                                   25,700  (a)           1,689,775
Time Warner                                                                                      50,800                3,013,075
Viacom, Cl. B                                                                                    81,800  (a)           3,440,713
                                                                                                                      22,808,881
ELECTRONIC TECHNOLOGY--18.5%
Apple Computer                                                                                   38,500  (a)           2,512,125
Applied Materials                                                                                33,800  (a)           2,401,913
Boeing                                                                                           20,400                  924,375
Cisco Systems                                                                                   197,400  (a)          13,386,187
Dell Computer                                                                                  107,700a                5,257,106
EMC                                                                                             42,200a                2,532,000
Hewlett-Packard                                                                                  43,000                4,531,125


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
ELECTRONIC TECHNOLOGY (CONTINUED)
Intel                                                                                           206,000               16,930,625
International Business Machines                                                                  73,400                9,142,887
Lucent Technologies                                                                             189,500               12,139,844
Motorola                                                                                         26,000                2,398,500
Nokia Oyj, A.D.S.                                                                                14,000                1,167,250
Nortel Networks                                                                                  60,000                2,463,750
Sun Microsystems                                                                                 36,000  (a)           2,862,000
Texas Instruments                                                                                36,000                2,954,250
United Technologies                                                                              20,300                1,342,338
                                                                                                                      82,946,275
ENERGY MINERALS 6.2%
BP Amoco, A.D.R.                                                                                 27,400                3,072,225
Chevron                                                                                          30,000                2,767,500
Conoco, Cl. B                                                                                    59,089                1,588,003
Exxon                                                                                            88,700                6,996,213
Mobil                                                                                            44,200                4,524,975
Royal Dutch Petroleum A.D.R                                                                      90,200                5,581,125
Texaco                                                                                           53,600                3,403,600
                                                                                                                      27,933,641
FINANCE--14.1%
Allstate                                                                                         35,000                1,148,437
American Express                                                                                 19,400                2,667,500
American General                                                                                 31,000                2,201,000
American International Group                                                                     64,375                5,966,758
Bank One                                                                                         81,600                3,274,200
Bank of America                                                                                 111,000                6,715,500
Bank of New York                                                                                 59,900                2,141,425
CIGNA                                                                                            25,000                2,245,313
Chase Manhattan                                                                                  59,000                4,937,563
Citigroup                                                                                       217,500                9,665,156
Federal Home Loan Mortgage                                                                       28,300                1,457,450
Federal National Mortgage Association                                                            70,200                4,361,175
First Union                                                                                      79,200                3,286,800
Fleet Financial Group                                                                            53,600                2,133,950
Merrill Lynch                                                                                    15,200                1,134,300
Morgan (J.P.)                                                                                    11,100                1,433,981
                                                             The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
      COMMON STOCKS (CONTINUED)                                                                  Shares                Value ($)
FINANCE (CONTINUED)
Morgan Stanley Dean Witter & Co.                                                                 35,700                 3,063,506
Schwab (Charles)                                                                                 33,900                 1,339,050
Wells Fargo                                                                                     105,500                 4,200,219
                                                                                                                       63,373,283
HEALTH SERVICES--.5%
Columbia/HCA Healthcare                                                                          92,800                 2,285,200
HEALTH TECHNOLOGY--9.9%
Abbott Laboratories                                                                              64,500                 2,797,687
American Home Products                                                                           56,800                 2,357,200
Amgen                                                                                            22,000a                1,830,125
Bristol-Myers Squibb                                                                             82,500                 5,805,938
Johnson & Johnson                                                                                60,000                 6,135,000
Lilly (Eli)                                                                                      56,600                 4,223,775
Medtronic                                                                                        24,800                 1,940,600
Merck & Co.                                                                                     103,000                 6,920,313
Pfizer                                                                                          163,200                 6,160,800
Pharmacia & Upjohn                                                                               10,700                   559,075
Schering-Plough                                                                                  36,000                 1,892,250
Warner-Lambert                                                                                   53,200                 3,524,500
                                                                                                                       44,147,263
INDUSTRIAL SERVICES--.2%
Schlumberger                                                                                     11,300  (a)              754,275
INTERNET--1.2%
eBay                                                                                             43,600  (a)            5,474,525
NON-ENERGY MINERALS--1.2%
Alcoa                                                                                            63,700                 4,112,631
Inco                                                                                             67,000  (a)            1,373,500
                                                                                                                        5,486,131
PROCESS INDUSTRIES--1.9%
Dow Chemical                                                                                     27,000                 3,067,875
duPont (E.I.) deNemours                                                                          28,070                 1,778,936
International Paper                                                                              56,000                 2,635,500
Sealed Air                                                                                       18,100  (a)            1,063,375
                                                                                                                        8,545,686
PRODUCER MANUFACTURING--8.5%
AlliedSignal                                                                                     23,600                 1,445,500
Emerson Electric                                                                                 10,000                   626,250


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
PRODUCER MANUFACTURING (CONTINUED)
General Electric                                                                                208,100                23,372,231
Honeywell                                                                                        19,500                 2,213,250
Illinois Tool Works                                                                              10,400                   810,550
Ingersoll-Rand                                                                                   17,500                 1,113,438
Minnesota Mining & Manufacturing                                                                 16,700                 1,578,150
Tyco International                                                                               54,000                 5,470,875
Xerox                                                                                            27,400                 1,308,350
                                                                                                                       37,938,594
RETAIL TRADE--6.0%
Albertson's                                                                                      17,330                   830,757
CVS                                                                                              16,000                   667,000
Dayton Hudson                                                                                    35,300                 2,047,400
Federated Department Stores                                                                      48,400  (a)            2,226,400
Gap                                                                                              35,550                 1,390,894
Home Depot                                                                                       72,000                 4,401,000
Lowes                                                                                            22,000                   995,500
Safeway                                                                                          20,500                   954,531
Wal-Mart Stores                                                                                 279,700                12,394,206
Walgreen                                                                                         41,400                   959,963
                                                                                                                       26,867,651
TECHNOLOGY SERVICES--6.9%
America Online                                                                                   68,300  (a)            6,236,644
Computer Associates International                                                                 2,100                   118,650
Electronic Data Systems                                                                          39,000                 2,188,875
Microsoft                                                                                       218,000  (a)           20,178,625
Oracle                                                                                           62,500  (a)            2,281,250
                                                                                                                       31,004,044
TRANSPORTATION--.7%
CNF Transportation                                                                               60,300                 2,347,931
Union Pacific                                                                                    18,100                   881,244
                                                                                                                        3,229,175
UTILITIES--10.6%
AT&T                                                                                            132,688                 5,970,960
AT&T--Liberty Media Group, Cl. A                                                                136,000  (a)            4,352,000
Ameritech                                                                                       109,400                 6,905,875
Bell Atlantic                                                                                    33,700                 2,064,125
BellSouth                                                                                        78,600                 3,556,650
                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
UTILITIES (CONTINUED)
Coastal                                                                                         106,000                 4,591,125
Enron                                                   30,000  1,256,250
GTE                                                     69,300  4,755,712
MCI WorldCom                                                                                     78,900  (a)            5,976,675
Sprint (Fon Group)                                                                               37,100                 1,646,313
Sprint (PCS Group)                                                                               19,000  (a)            1,135,250
Texas Utilities                                                                                 100,000                 4,043,750
U S West                                                                                         21,000                 1,097,250
                                                                                                                       47,351,935
TOTAL COMMON STOCKS
   (cost $363,392,222)                                                                                                446,596,902
                                                                                              Principal
SHORT-TERM INVESTMENTS--.1%                                                                  Amount ($)                Value ($)
U.S. TREASURY BILLS;
   4.80%, 11/26/99
   (cost $374,654)                                                                              379,000                  374,653
TOTAL INVESTMENTS (cost $363,766,876)                                                             99.7%              446,971,555
CASH AND RECEIVABLES (NET)                                                                          .3%                1,364,657
NET ASSETS                                                                                       100.0%              448,336,212
(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999 (Unaudited)
                                                                                                  Cost                    Value
ASSETS ($):
Investments in securities--See Statement of
Investments                                                                                 363,766,876               446,971,555
Cash                                                                                                                    1,199,106
Receivable for investment securities sold                                                                               5,640,569
Dividends receivable                                                                                                      559,863
Receivable for shares of Common Stock subscribed                                                                           35,000
Prepaid expenses                                                                                                           20,759
                                                                                                                      454,426,852
LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                             301,743
Payable for investment securities purchased                                                                             5,656,676
Payable for shares of Common Stock redeemed                                                                                66,073
Accrued expenses                                                                                                           66,148
                                                                                                                         6,090,640
NET ASSETS ($)                                                                                                         448,336,212
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                        350,935,556
Accumulated undistributed investment income--net                                                                           605,426
Accumulated net realized gain (loss) on investments                                                                     13,590,551
Accumulated net unrealized appreciation (depreciation)
   on investments --Note 4(b)                                                                                           83,204,679
NET ASSETS ($)                                                                                                         448,336,212
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)                                                         43,923,688
NET ASSET VALUE, offering and redemption price per share ($)                                                                 10.21
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund


STATEMENT OF OPERATIONS
Six Months Ended August 31, 1999 (Unaudited)

INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $30,996 foreign taxes withheld at source)                                                        2,647,412
Interest                                                                                                                  166,903
TOTAL INCOME                                                                                                            2,814,315
EXPENSES:
Management fee--Note 3(a)                                                                                               1,753,591
Shareholder servicing costs--Note 3(b)                                                                                    561,566
Professional fees                                                                                                          35,066
Directors' fees and expenses--Note 3(c)                                                                                    34,269
Custodian fees--Note 3(b)                                                                                                  21,640
Registration fees                                                                                                          20,829
Prospectus and shareholders' reports                                                                                       14,923
Interest expense-Note 2                                                                                                     5,950
Miscellaneous                                                                                                               7,515
TOTAL EXPENSES                                                                                                          2,455,349
INVESTMENT INCOME--NET                                                                                                    358,966
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                                                                14,372,476
Net realized gain (loss) on financial futures                                                                             261,461
NET REALIZED GAIN (LOSS)                                                                                               14,633,937
Net unrealized appreciation (depreciation) on investments                                                               8,857,451
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 23,491,388
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   23,850,354
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS
                                         Six Months Ended
                                          August 31, 1999  Year Ended
                                              (Unaudited)  February 28, 1999
OPERATIONS ($):
Investment income--net                            358,966             2,995,352
Net realized gain (loss) on investments        14,633,937            69,955,132
Net unrealized appreciation (depreciation)
   on investments                               8,857,451           (26,780,009)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   23,850,354            46,170,475
DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                 --           (3,072,334)
Net realized gain on investments             (41,546,683)          (19,444,090)
TOTAL DIVIDENDS                              (41,546,683)          (22,516,424)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                183,671,692           427,315,063
Dividends reinvested                          40,104,847            21,694,078
Cost of shares redeemed                     (216,936,449)         (522,033,194)
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             6,840,090           (73,024,053)
TOTAL INCREASE (DECREASE) IN NET ASSETS      (10,856,239)          (49,370,002)
NET ASSETS ($):
Beginning of Period                           459,192,451           508,562,453
END OF PERIOD                                 448,336,212           459,192,451
Undistributed investment income--net              605,426               246,460
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                    17,554,349            41,353,693
Shares issued for dividends reinvested          3,951,216             2,139,455
Shares redeemed                               (20,667,494)          (50,515,617)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING     838,071            (7,022,469)
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                Six Months
                                                     Ended
                                                 August 31,
                                                      1999                          Fiscal Year Ended February,

                                                (Unaudited)        1999         1998          1997           1996          1995

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.66        10.15        10.22          9.56           8.67         10.89
Investment Operations:

Investment income--net                                 .01(a)       .07          .05           .10            .10           .10
Net realized and unrealized
   gain (loss) on investments                          .52          .97         1.39          1.93           2.19          (.38)
Total from Investment Operations                       .53         1.04         1.44          2.03           2.29          (.28)
Distributions:
Dividends from investment
   income--net                                          --         (.07)        (.07)         (.09)          (.12)         (.09)
Dividends from net realized
   gain on investments                                (.98)        (.46)       (1.22)        (1.28)         (1.26)        (1.80)
Dividends in excess of net realized
   gain on investments                                  --           --         (.22)          --            (.02)         (.05)
Total Distributions                                  (.98)         (.53)        (1.51)         (1.37)        (1.40)        (1.94)
Net asset value, end of period                       10.21        10.66         10.15          10.22          9.56          8.67
TOTAL RETURN (%)                                      5.04(b)     10.57         15.62          22.35         27.37         (2.11)
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to
   average net assets                                  .52(b)      1.04          1.06           1.06          1.04          1.10
Ratio of net investment income
   to average net assets                               .08(b)       .64           .50            .91           .91          1.09
Portfolio Turnover Rate                              43.54(b)    162.98        112.32         137.38        268.40        242.75
Net Assets, end of period
   ($ x 1,000)                                     448,336      459,192       508,562        471,660       419,240       372,313
(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1--Significant Accounting Policies:
Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.
The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Net realized foreign exchange gains or losses arise from sales and maturities of
short-term    securities,    sales    of    foreign    currencies,    The   Fun
currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.
(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.
(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--Bank Line of Credit:
The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or
emergency    purposes,    including    the    financing    of
redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings The average daily amount of borrowings outstanding during the period ended August 31, 1999 was approximately $226,100 with a related weighted average annualized interest rate of 5.22%.
NOTE 3--Management Fee and Other Transactions  with Affiliates:
(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock, Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees) and extraordinary expenses, exceed 11_2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 1999, there was no expense reimbursement pursuant to the Agreement.
(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1999, the fund was charged $403,136 pursuant to the Shareholder Services Plan.
The  fund  compensates  Dreyfus Transfer, Inc., a wholly owned subsidiary of the
Manager,   under   a   transfer   agency   agreement   for   provid   The   Fun
ing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $105,121 pursuant to the transfer agency agreement.
The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $21,640 pursuant to the custody agreement.
(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
(d) During the period ended August 31, 1999, the fund incurred total brokerage commissions of $357,615, of which $14,615 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Bank Corporation.
NOTE 4--Securities Transactions:
(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 1999, amounted to $197,146,672 and $226,912,429, respectively.
The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, of up to approximately 10% of the contract amount. The amount of
these    deposits    is    determined    by    the    exchange   or   Board   o

Trade on which the contract is traded and is subject to change. At August 31, 1999, there were no financial futures contracts outstanding.
(b) At August 31, 1999, accumulated net unrealized appreciation on investments was $83,204,679, consisting of $90,812,925 gross unrealized appreciation and $7,608,246 gross unrealized depreciation.
At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                             The Fund

NOTES

                        For More Information
                        Dreyfus Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166
                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940
Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109
To obtain information:
BY TELEPHONE Call 1-800-645-6561
BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144
BY E-MAIL  Send your request to info@dreyfus.com
ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com
(c) 1999 Dreyfus Service Corporation                                  018SA998